Supplement dated January 20, 2015

To the Prospectus of the following fund:

Fund	Prospectus Dated
Columbia Short Term Municipal Bond Fund	9/1/2014

Effective February 19, 2015 (the Effective Date), the maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lower of the original purchase price or current net asset value) of Class A shares is changed from 1.00% to 0.50% and is imposed on certain investments of $500,000 or more redeemed within 12 months after purchase, with certain limited exceptions.

Accordingly, on the Effective Date, the prospectus is hereby revised as follows:

The Class A column, and the associated footnote, of the “Shareholder Fees” table in the “Summary of the Fund — Fees and Expenses of the Fund” section is hereby revised as follows:

Shareholder Fees (fees paid directly from your investment)
Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	1.00%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	0.50%(a)

(a)	For purchases made on or after February 19, 2015, this charge is imposed on certain investments of $500,000 or more redeemed within 12 months after purchase, with certain limited exceptions. For purchases made prior to February 19, 2015, this charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

The rest of the section remains the same.

The first paragraph under the caption “The Funds” in the “Choosing a Share Class” section is hereby revised to include the following information:

Columbia Funds with names that include the words “Tax-Exempt”, “Municipal” or “Muni” (the Tax-Exempt Funds) have certain policies that differ from other Columbia Funds (the Taxable Funds). The Fund offered by this prospectus is a Tax-Exempt Fund.

The information pertaining to the Fund for “Class A” shares under the “Contingent Deferred Sales Charges (CDSCs)” column of the “Share Class Features” table in the “Choosing a Share Class — Summary of Share Class Features” section is hereby revised as follows:

Share Class	Contingent Deferred Sales Charges (CDSCs)(c)
Class A	CDSC of 0.50% on certain investments of $500,000 or more redeemed within 12 months after purchase. The CDSC on shares purchased prior to February 19, 2015 differs.(e)

(e)	Investments in Class A shares made prior to February 19, 2015 of between $1 million and $50 million are subject to a CDSC of 1.00% if redeemed within 12 months after purchase and 0.50% if redeemed more than 12, but less than 18, months after purchase.

The information for “Class C” shares under the “Eligible Investors; Minimum Initial Investments; Investment Limits; and Conversion Features” column of the “Share Class Features” table in the “Choosing a Share Class — Summary of Share Class Features” section is hereby revised as follows:

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Purchase Order Limit: $499,999(h); none for omnibus retirement plans

Conversion Features: None

In addition, footnote (h) to the table above is added as follows:

(h)	As described in this prospectus, Class A shares but not Class C shares are generally subject to a front-end sales charge, which reduces the dollar amount invested in a Fund. However, Class C shares are generally subject to higher fees than Class A shares, which will reduce any returns on Class C shares relative to Class A shares. You may be eligible to purchase Class A shares without a front-end sales charge if the value of your Columbia Fund shares held in eligible accounts reaches $1,000,000 (in the case of a purchase of Class A shares of a Taxable Fund) or $500,000 (in the case of a purchase of Class A shares of a Tax-Exempt Fund). If you are eligible to invest in Class A shares without a front-end sales charge, you should discuss your options with your selling agent. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. A purchase order for Class C shares of a Taxable Fund or Tax-Exempt Fund is limited to $999,999 and $499,999, respectively. Your selling agent may impose additional limits on investments in Class C shares.

The rest of the section remains the same.

SUP223_04_002_(01/15)

The information related to Columbia Short Term Municipal Bond Fund in the “Class A Shares — Front-End Sales Charge — Breakpoint Schedule” table in the “Choosing a Share Class — Sales Charges and Commissions” section is hereby revised as follows:

Class A Shares — Front-End Sales Charge — Breakpoint Schedule*
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
	$0-$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000–$249,999	0.75%	0.76%	0.50%
	$250,000–$499,999	0.50%	0.50%	0.40%
	$500,000 or more	0.00%	0.00%	0.00%(c)

In addition, footnote (c) to the table above is revised as follows:

(c)	For information regarding cumulative commissions paid to your selling agent when you buy Class A shares of a Fund in amounts not subject to initial sales charges, see Class A Shares — Commissions below.

The rest of the section, including the information for Columbia Short Term Bond Fund, remains the same.

The information under the caption “Class A Shares — CDSC” in the “Choosing a Share Class — Sales Charges and Commissions” section is hereby revised as follows:

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

¡	If you purchased Class A shares of Columbia Short Term Municipal Bond Fund on or after February 19, 2015 without an initial sales charge because your accounts aggregated $500,000 or more at the time of purchase, you will incur a CDSC of 0.50% if you redeem those shares within 12 months after purchase. Subsequent Class A share purchases made on or after February 19, 2015 that bring your aggregate account value to $500,000 or more will also be subject to a CDSC of 0.50% if you redeem them within 12 months after purchase.

¡	If you purchased Class A shares of any Tax-Exempt Fund prior to February 19, 2015 without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase. Subsequent Class A share purchases made prior to February 19, 2015 that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within 18 months after purchase as described in this paragraph.

¡	Class A shares of other Funds are subject to a different CDSC.

The information under the caption “Class A Shares — Commissions” in the “Choosing a Share Class — Sales Charges and Commissions” section is hereby replaced with the following information:

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule.

The Distributor may also pay your selling agent a cumulative commission when you buy Class A shares in amounts not subject to initial sales charges, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level* (as a % of net asset value per share)
$500,000 – $19,999,999	0.50%
$20 million or more	0.25%

*	The commission level applies to the applicable asset level so, for example, for a purchase of $25 million, the Distributor would pay a commission of 0.50% on the first $20 million and 0.25% on the remaining $5 million. The commission level on purchases of Class A shares of Columbia Short Term Municipal Bond Fund differs from the commission level on Class A shares of other Funds.

Shareholders should retain this Supplement for future reference.

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